Exhibit 99
DEARBORN BANCORP REPORTS THIRD QUARTER PROFIT
     DEARBORN, Michigan, October 19, 2010 ... Dearborn Bancorp, Inc. (Nasdaq: DEAR), the Holding Company for Fidelity Bank (“Bank”), today reported a net income of $631,000 or $0.08 per fully diluted common share for the three months ended September 30, 2010 compared to a net loss of $40,045,000 or $(5.24) per share for the three months ended September 30, 2009. For the nine months ended September 30, 2010, the Company’s net loss was $11,870,000 or $(1.55) compared to a net loss of $55,369,000 or $(7.24) for the same period in 2009. The Company’s Shareholders’ Equity of $30,154,000 equates to a book value of $3.92 per share compared to the market closing price of $1.79 on September 30, 2010. In accordance with regulatory capital guidelines, the Bank remains “undercapitalized” at September 30, 2010.
     At the end of September, the Company’s total assets were $916,731,000 representing a decline of 12.1 percent over the preceding 12 months as a result of a strategic contraction of the balance sheet to conserve capital. Total deposits decreased 10.6 percent over the previous year and stood at $809,418,000 when the third quarter ended. Total loans were $760,683,000 on September 30, 2010, 11.8 percent less than they had been on the same date in 2009. Strong emphasis is being placed on collection of the existing loan portfolio and the sale of other real estate owned.
     Michael J. Ross, President and Chief Executive Officer of both the Company and the Bank, announced the financial results and commented, “During the third quarter, net charge-offs were $2,243,000 which included gross recoveries of $661,000. The allowance for loan losses now stands at 3.92% of total loans at the end of the quarter. Write-downs of other real estate owned were $960,000, reflecting the pending sale of two spec commercial office buildings. Total non-performing assets were $137,043,000 at September 30, 2010 remaining flat compared to the first and second quarter of 2010.”
     Ross concluded, “The core operations of the Company continue to produce income to offset the high cost of FDIC insurance and the holding costs of other real estate owned. The level of future unknown charge-offs remains the determining factor as to whether the Company can be profitable in future quarters. Thus, our primary concerns for 2010 and 2011 are the Michigan economy, credit quality, and the stability or improvement of the underlying collateral values in our loan portfolio.”
     Dearborn Bancorp, Inc. is a registered bank holding company. Its sole banking subsidiary is Fidelity Bank. The Bank operates 17 offices in Wayne, Oakland, Macomb and Washtenaw Counties in the State of Michigan. Its common shares trade on the Nasdaq Global Market under the symbol DEAR.

CONTACT: Michael J. Ross, President & CEO, at (313) 565-5700 or Jeffrey L. Karafa, CFO, at (313) 381-3200.
Forward-Looking Statements
This press release contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “projects,” variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Actual results and outcomes may materially differ from what is expressed in forward-looking statements. Dearborn Bancorp undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise.
Future Factors include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies, trends in customer behavior as well as their ability to repay loans; actions by bank regulators; availability of capital; changes in local real estate values; changes in the national and local economy; and other factors, including risk factors disclosed from time to time in filings made by Dearborn Bancorp with the Securities and Exchange Commission. These are representative of the Future Factors and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)

(Dollars, in thousands)	9/30/2010	12/31/2009	9/30/2009
ASSETS
Cash and cash equivalents
Cash and due from banks	$7,136	$7,803	$17,330
Federal funds sold	56	156	6,206
Interest bearing deposits with banks	70,216	69,538	117,732

Total cash and cash equivalents	77,408	77,497	141,268

Mortgage loans held for sale	572	1,129	1,449
Securities available for sale	46,372	45,964	13,547
Securities held to maturity	250	336	363
Federal Home Loan Bank stock	3,698	3,698	3,698
Loans
Loans	760,683	833,136	862,664
Allowance for loan losses	(29,831)	(35,125)	(28,373)

Net loans	730,852	798,011	834,291

Premises and equipment, net	19,415	20,194	20,477
Real estate owned	25,043	23,435	15,472
Accrued interest receivable	3,301	3,562	3,619
Other assets	9,820	12,660	8,153

Total assets	$916,731	$986,486	$1,042,337

LIABILITIES
Deposits
Non-interest bearing deposits	$87,205	$83,873	$89,329
Interest bearing deposits	722,213	784,082	815,625

Total deposits	809,418	867,955	904,954

Other liabilities
Securities sold under agreements to repurchase	—	—	2,302
Federal Home Loan Bank advances	63,716	63,855	73,855
Accrued interest payable	972	1,046	956
Other liabilities	2,471	1,685	2,380
Subordinated debentures	10,000	10,000	10,000

Total liabilities	886,577	944,541	994,447

STOCKHOLDERS’ EQUITY
Common stock — no par value 100,000,000 shares authorized, 7,685,705 at 9/30/10, 7,687,470 shares at 12/31/09 and 7,687,470 shares at 9/30/09	132,022	131,929	131,898
Retained earnings (accumulated deficit)	(101,719)	(89,850)	(84,043)
Accumulated other comprehensive income (loss)	(149)	(134)	35

Total stockholders’ equity	30,154	41,945	47,890

Total liabilities and stockholders’ equity	$916,731	$986,486	$1,042,337

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

	Three Months Ended		Nine Months Ended
(In thousands, except share data)	9/30/2010	9/30/2009	9/30/2010	9/30/2009

Interest income
Interest on loans	$11,328	$13,135	$34,642	$40,231
Interest on securities, available for sale	276	33	601	467
Interest on deposits with banks	115	76	216	273
Interest on federal funds	—	2	1	14

Total interest income	11,719	13,246	35,460	40,985

Interest expense
Interest on deposits	2,578	4,806	9,046	16,262
Interest on other liabilities	391	614	1,153	1,843

Total interest expense	2,969	5,420	10,199	18,105

Net interest income	8,750	7,826	25,261	22,880
Provision for loan losses	500	14,185	12,403	38,522

Net interest income (loss) after provision for loan losses	8,250	(6,359)	12,858	(15,642)

Non-interest income
Service charges on deposit accounts	366	388	1,089	1,118
Fees for other services to customers	35	33	120	95
Gain on the sale of loans	54	37	178	253
Gain on the sale of securities	470	—	539	465
Other than temporary impairment of securities	—	(387)	—	(387)
Gain (loss) on the sale of real estate owned	(38)	(154)	(6)	(157)
Loss on the write-down of real estate owned	(960)	(639)	(5,309)	(2,499)
Write-down of other assets	—	—	—	(100)
Other income	91	122	271	369

Total non-interest income	18	(600)	(3,118)	(843)

Non-interest expense
Salaries and employee benefits	3,050	3,159	9,247	9,657
Occupancy and equipment expense	857	903	2,488	2,753
Amortization of intangible expense	—	4,195	—	4,592
FDIC assessment	1,075	672	3,150	1,853
Advertising and marketing	42	48	102	177
Stationery and supplies	82	120	229	340
Professional services	490	234	962	598
Data processing	180	219	540	685
Defaulted loan expense	1,184	1,827	3,273	3,514
Other operating expenses	577	433	1,519	1,255

Total non-interest expense	7,537	11,810	21,510	25,424

Income before federal income tax expense	731	(18,769)	(11,770)	(41,909)
Income tax expense (benefit)	100	21,276	100	13,460

Net loss	$631	($40,045)	($11,870)	($55,369)

Per share data:
Net loss — basic	$0.08	($5.24)	($1.55)	($7.24)
Net loss — diluted	$0.08	($5.24)	($1.55)	($7.24)

Weighted average number of shares outstanding — basic	7,645,940	7,645,940	7,645,940	7,644,785
Weighted average number of shares outstanding — diluted	7,645,940	7,645,940	7,645,940	7,644,785

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	Quarter Ended
(Dollars, in thousands)	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09
ASSETS
Cash and cash equivalents
Cash and due from banks	$7,136	$7,088	$8,047	$7,803	$17,330
Federal funds sold	56	57	57	156	6,206
Interest bearing deposits with banks	70,216	67,056	70,898	69,538	117,732

Total cash and cash equivalents	77,408	74,201	79,002	77,497	141,268

Mortgage loans held for sale	572	1,169	758	1,129	1,449
Securities	46,622	46,507	46,267	46,300	13,910
Federal Home Loan Bank stock	3,698	3,698	3,698	3,698	3,698
Loans
Loans	760,683	783,032	813,961	833,136	862,664
Allowance for loan loss	(29,831)	(31,574)	(30,288)	(35,125)	(28,373)

Net loans	730,852	751,458	783,673	798,011	834,291

Bank premises and equipment, net	19,415	19,724	19,973	20,194	20,477
Other real estate	25,043	23,976	24,467	23,435	15,472
Other intangible assets	—	—	—	—	—
Accrued interest receivable	3,301	3,181	3,595	3,562	3,619
Other assets	9,820	9,199	9,266	12,660	8,153

Total assets	$916,731	$933,113	$970,699	$986,486	$1,042,337

LIABILITIES
Deposits
Non-interest bearing deposits	$87,205	$91,447	$86,407	$83,873	$89,329
Interest bearing deposits	722,213	736,217	765,610	784,082	815,625

Total deposits	809,418	827,664	852,017	867,955	904,954

Other liabilities
Securities sold under agreements to repurchase	—	—	—	—	2,302
Federal Home Loan Bank advances	63,716	63,799	63,799	63,855	73,855
Other liabilities	972	942	956	1,685	2,380
Accrued interest payable	2,471	745	747	1,046	956
Subordinated debentures	10,000	10,000	10,000	10,000	10,000

Total liabilities	886,577	903,150	927,519	944,541	994,447

Total stockholders’ equity	30,154	29,963	43,180	41,945	47,890

Total liabilities and stockholders’ equity	$916,731	$933,113	$970,699	$986,486	$1,042,337

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF OPERATIONS

			Quarter ended
(Dollars, in thousands)	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009
INTEREST INCOME
Interest on loans, including fees	$11,328	$11,536	$11,778	$13,042	$13,135
Interest on other earning assets	391	221	206	226	111

Total interest income	11,719	11,757	11,984	13,268	13,246

INTEREST EXPENSE
Interest on deposits	2,578	2,925	3,543	4,731	4,806
Interest on other liabilities	391	376	386	531	614

Total interest expense	2,969	3,301	3,929	5,262	5,420

Net interest income	8,750	8,456	8,055	8,006	7,826
Provision for loan loss	500	11,803	100	12,341	14,185

Net interest income (loss) after provision for loan loss	8,250	(3,347)	7,955	(4,335)	(6,359)

NON-INTEREST INCOME
Deposit service charges	401	429	379	412	421
Gain on the sale of loans	54	66	58	99	37
Loss on the sale or write-down of real estate	(998)	(3,650)	(667)	(249)	(793)
Other	561	78	171	112	(265)

Total non-interest income (loss)	18	(3,077)	(59)	374	(600)

NON-INTEREST EXPENSE
Salaries and employee benefits	3,050	3,078	3,119	3,317	3,159
Occupancy and equipment expense	857	777	854	870	903
Impairment of goodwill and other intangible assets	—	—	—	—	3,997
Other expense	3,630	3,350	2,795	3,109	3,751

Total non-interest expense	7,537	7,205	6,768	7,296	11,810

Income (loss) before income tax provision	731	(13,629)	1,128	(11,257)	(18,769)
Income tax provision (benefit)	100	0	0	(5,451)	21,276

Net income (loss)	$631	($13,629)	$1,128	($5,806)	($40,045)

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL DATA

	Quarter ended
(Dollars in thousands, except share and per share data)	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009
EARNINGS SUMMARY
Net interest income	$8,750	$8,456	$8,055	$8,006	$7,826
Provision for loan loss	$500	$11,803	$100	$12,341	$14,185
Total non-interest income	$18	($3,077)	($59)	$374	($600)
Total non-interest expense	$7,537	$7,205	$6,768	$7,296	$11,810
Income taxes (benefit)	$100	$0	$0	($5,451)	$21,276
Net income (loss)	$631	($13,629)	$1,128	($5,806)	($40,045)
Basic earnings per share	$0.08	($1.78)	$0.15	($0.76)	($5.24)
Diluted earnings per share	$0.08	($1.78)	$0.15	($0.76)	($5.24)

MARKET DATA
Book value per share	$3.92	$3.90	$5.62	$5.46	$6.23
Tangible book value per share	$3.92	$3.90	$5.62	$5.46	$6.23
Market value per share	$1.79	$1.87	$1.11	$0.46	$1.21
Average basic common shares	7,645,940	7,645,940	7,645,940	7,645,940	7,645,940
Average diluted common shares	7,645,940	7,645,940	7,645,940	7,645,940	7,645,940
Period end common shares	7,685,705	7,685,705	7,687,470	7,687,470	7,687,470

PERFORMANCE RATIOS
Return on average assets	0.27%	-5.67%	0.44%	-2.20%	-15.77%
Return on average equity	7.92%	-123.92%	10.50%	-45.21%	-181.36%
Net interest margin (FTE)	3.89%	3.68%	3.47%	3.14%	3.24%
Efficiency ratio	77.18%	79.80%	78.13%	84.55%	147.28%

ASSET QUALITY
Net charge-offs (YTD)	$17,697	$15,454	$4,937	$30,190	$24,601
Nonperforming loans	$112,000	$113,676	$114,027	$108,761	$104,891
Other real estate	$25,043	$23,976	$24,467	$23,435	$15,472
Nonperforming loans to total loans	14.72%	14.52%	14.01%	13.05%	12.16%
Nonperforming assets to total assets	14.95%	14.75%	14.27%	13.40%	11.55%
Allowance for loan loss to total loans	3.92%	4.03%	3.72%	4.22%	3.29%

CAPITAL & LIQUIDITY
Average equity to average assets	3.41%	4.58%	4.17%	4.87%	8.70%
Tier 1 capital to risk weighted assets	4.96%	4.63%	6.25%	6.10%	6.40%
Total capital to risk weighted assets	6.24%	6.07%	7.50%	7.39%	7.65%
Loan to deposit ratio	93.98%	94.61%	95.53%	95.99%	95.33%
Loan to funding ratio	87.12%	87.84%	88.88%	89.41%	88.13%

END OF PERIOD BALANCES
Total portfolio loans	$760,683	$783,032	$813,961	$833,136	$862,664
Earning assets	$881,847	$901,519	$935,639	$953,957	$1,005,659
Total assets	$916,731	$933,113	$970,699	$986,486	$1,042,337
Deposits	$809,418	$827,664	$852,017	$867,955	$904,954
Total shareholders’equity	$30,154	$29,963	$43,180	$41,945	$47,890

AVERAGE BALANCES
Total portfolio loans	$772,662	$801,464	$826,188	$851,447	$875,545
Earning assets	$892,406	$926,477	$941,959	$1,013,062	$958,383
Total assets	$926,017	$963,919	$1,045,938	$1,045,938	$1,018,320
Deposits	$818,691	$844,001	$854,071	$912,691	$841,447
Total shareholders’equity	$31,593	$44,114	$43,567	$50,956	$88,565

DEARBORN BANCORP, INC. AND SUBSIDIARY
DEPOSIT INFORMATION
(In thousands)

	September 30
Category	2010	2009
Non-interest bearing
Demand	$87,205	$89,329

Interest bearing
Interest Checking	$73,669	$88,820
Money market	55,581	75,962
Savings	42,313	45,665
Time, under $100,000	287,069	291,314
Time, $100,000 and over	263,581	313,864

	722,213	815,625

	$809,418	$904,954

DEARBORN BANCORP, INC. AND SUBSIDIARY
ASSET QUALITY DATA

(Dollars, in thousands)	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009
Troubled debt restructuring	$39,714	$38,530	$31,737	$59,420	$46,025
Loans over 90 days past due and still accruing	—	—	1,127	—	—
Non-accrual loans	72,286	75,146	81,163	49,341	58,866

Total non-performing loans	112,000	113,676	114,027	108,761	104,891
Other real estate and other repossessed assets	25,043	23,976	24,467	23,435	15,472

Total non-performing assets	$137,043	$137,652	$138,494	$132,196	$120,363

Net charge-offs (year to date)	$17,697	$15,454	$4,937	$30,190	$24,601
Allowance for loan losses	29,831	31,574	30,288	35,125	28,373
ASSET QUALITY RATIOS

	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009
Non-accrual loans to total loans	9.50%	9.60%	9.97%	5.92%	6.82%
Non-performing loans to total loans	14.72%	14.52%	14.01%	13.05%	12.16%
Non-performing assets to total assets	14.95%	14.75%	14.27%	13.40%	11.55%
Loans over 90 days past due and still accruing to total loans	—%	—%	0.14%	—%	—%
Net charge-offs to average loans	2.21%	1.90%	0.60%	3.40%	2.74%
Allowance for loan losses to non-performing loans	26.63%	27.78%	26.56%	32.30%	27.05%
Allowance for loan losses to non-performing assets	21.77%	22.94%	21.87%	26.57%	23.57%
Allowance for loan losses to total loans	3.92%	4.03%	3.72%	4.22%	3.29%

Dearborn Bancorp, Inc.
Loan Information at September 30, 2010

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	9/30/10	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$27,391	$25,476	$0	$1,015	$0	$900	$586	$588	$114
Commercial Loans	126,573	104,470	5,780	2,728	0	13,595	7,937	3,643	2,695
Land Development — Residential	26,668	9,091	1,980	0	0	15,597	3,668	7,496	6,917
Land Development — Non Residential	9,374	8,056	0	0	0	1,318	863	300	1,786
Commercial Construction Loans — Residential	11,407	336	2,450	0	0	8,621	2,691	1,739	1,290
Commercial Construction Loans — Non Residential	17,370	14,170	3,200	0	0	0	1,985	36	1,948
Commercial Mortgage Loans	501,059	433,191	26,304	11,936	0	29,628	11,806	3,736	9,677
Residential Mortgage Loans	40,841	37,878	0	336	0	2,627	295	159	616

Totals	$760,683	$632,668	$39,714	$16,015	$0	$72,286	$29,831	$17,697	$25,043

Loan Information at June 30, 2010

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	6/30/10	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$28,017	$26,782	$0	$184	$0	$1,051	$1,176	$386	$114
Commercial Loans	134,199	108,465	6,916	4,684	0	14,134	5,037	2,664	2,012
Land Development — Residential	29,233	9,506	1,980	746	0	17,001	2,437	7,171	6,034
Land Development — Non Residential	9,427	8,108	0	0	0	1,319	1,815	300	1,786
Commercial Construction Loans — Residential	11,060	687	2,160	0	0	8,213	2,516	1,711	1,525
Commercial Construction Loans — Non Residential	17,935	14,402	3,200	0	0	333	4,413	36	2,869
Commercial Mortgage Loans	511,265	441,566	24,274	14,895	0	30,530	13,833	3,005	8,786
Residential Mortgage Loans	41,896	39,248	0	83	0	2,565	347	181	850

Totals	$783,032	$648,764	$38,530	$20,592	$0	$75,146	$31,574	$15,454	$23,976

Loan Information at March 31, 2010

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	3/31/10	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$28,623	$27,578	$0	$121	$0	$924	$1,041	$319	$127
Commercial Loans	141,338	113,803	7,412	7,374	0	12,749	3,663	1,506	2,441
Land Development — Residential	36,089	10,701	1,628	500	0	23,260	3,883	1,283	8,286
Land Development — Non Residential	9,711	7,026	0	0	1,127	1,558	1,055	229	1,802
Commercial Construction Loans — Residential	12,164	687	1,904	0	0	9,573	2,534	905	1,636
Commercial Construction Loans — Non Residential	20,813	17,943	0	0	0	2,870	4,246	36	0
Commercial Mortgage Loans	521,701	464,202	20,793	8,843	0	27,863	13,354	550	9,458
Residential Mortgage Loans	43,522	40,388	0	768	0	2,366	512	109	718

Totals	$813,961	$682,328	$31,737	$17,606	$1,127	$81,163	$30,288	$4,937	$24,468

Loan Information at December 31, 2009

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	12/31/09	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$29,386	$27,877	$0	$270	$0	$1,239	$819	$978	$127
Commercial Loans	144,630	113,361	20,162	2,019	0	9,088	6,498	4,539	2,456
Land Development — Residential	38,472	26,557	1,980	0	0	9,935	5,909	9,334	7,853
Land Development — Non Residential	11,644	8,346	306	0	0	2,992	807	4,364	384
Commercial Construction Loans — Residential	13,287	4,983	1,784	596	0	5,924	2,003	1,471	2,177
Commercial Construction Loans — Non Residential	20,061	16,502	0	0	0	3,559	3,450	1,981	0
Commercial Mortgage Loans	531,156	474,938	35,188	6,449	0	14,581	15,286	6,858	9,469
Residential Mortgage Loans	44,500	42,098	0	379	0	2,023	353	665	969

Totals	$833,136	$714,662	$59,420	$9,713	$0	$49,341	$35,125	$30,190	$23,435

Loan Information at September 30, 2009

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	9/30/09	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$30,028	$28,383	$0	$410	$0	$1,235	$623	$547	$18
Commercial Loans	154,358	131,518	13,010	1,192	0	8,638	4,784	3,368	2,588
Land Development — Residential	44,997	29,203	1,309	0	0	14,485	5,849	7,008	4,380
Land Development — Non Residential	11,604	8,244	0	231	0	3,129	778	3,999	384
Commercial Construction Loans — Residential	15,042	9,389	98	0	0	5,555	3,485	1,270	2,002
Commercial Construction Loans — Non Residential	20,445	17,378	0	0	0	3,067	1,196	1,981	0
Commercial Mortgage Loans	539,200	481,151	31,217	6,365	0	20,467	10,775	5,743	5,340
Residential Mortgage Loans	46,990	42,877	0	1,823	0	2,290	883	684	760

Totals	$862,664	$748,143	$45,634	$10,021	$0	$58,866	$28,373	$24,600	$15,472